UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Retail Properties of America, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS March 31, 2015 To the Stockholders of Retail Properties of America, Inc.:

Retail Properties of America, Inc. will hold its Annual Meeting of Stockholders on Thursday, May 21, 2015, at 9:00 a.m., Eastern Time, at the Four Seasons Hotel - Washington, D.C., 2800 Pennsylvania Avenue N.W., Washington, D.C. 20007, for the following purposes:

1.    To elect as directors the eight nominees identified below, each to serve for a term of one year:

01 Frank A. Catalano, Jr.                    06 Peter L. Lynch

02 Paul R. Gauvreau                           07 Kenneth E. Masick

03 Gerald M. Gorski                           08 Thomas J. Sargeant

04 Steven P. Grimes

05 Richard P. Imperiale

2.    Approval of an advisory resolution on Executive Compensation.

3.    Ratification of Deloitte & Touche LLP as Retail Properties of America, Inc.’s Independent Registered Public Accounting Firm for 2015.

The Board of Directors is not aware of any other business. Only stockholders of record at the close of business on March 13, 2015, are entitled to vote at the meeting.

The Board of Directors recommends a vote “FOR” the election of the eight nominees as director and “FOR” proposals numbered 2 and 3.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2015

This is not a ballot or proxy and you cannot use this form to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and 2014 Annual Report to Stockholders are available at http://www.rpai.com/proxy

You may access the Proxy Statement and 2014 Annual Report to Stockholders at: http://www.rpai.com/proxy.

How to Vote

After reviewing the proxy materials, you may choose to vote by Internet, telephone, mail, or in person. If you wish to vote by Internet, you may access the voting site at http://www.proxyvoting.com/RPAI. To cast your vote online, you will need your Stockholder Control Number (located on the back of this notice).

To vote by mail, you will need to request a paper copy of the proxy card in accordance with the instructions below; then, simply cast your vote on the proxy card, sign, date, and return it in the envelope provided. To vote in person at the Annual Meeting of Stockholders, you will need to complete a ballot at the meeting and provide photo identification (e.g., driver license).

If you would like to receive a paper or email copy of the proxy materials and a proxy card, you must request one by either:

•	calling 1-800-573-4804 (you will be asked for your Stockholder Control Number, which is printed on the back of this notice);

•	sending an email to RPAI-Fulfillment@morrowco.com and inserting your Stockholder Control Number in the subject line; or

•	by going online at www.proxyvoting.com/RPAI-NA

You can make a one-time request for paper copies or a permanent request to receive paper copies for all future stockholder meetings; this request can be revoked at any time.

If you want to receive a paper or e-mail copy of the Proxy Statement and 2014 Annual Report to Stockholders, you can request one at any time. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by May 7, 2015, to facilitate timely delivery.

We ask that you cast your vote promptly. Thank you for your continued support!